Virtus SGA Emerging Markets Growth Fund and Virtus SGA New Leaders Growth Fund

(the “Funds”), each a series of Virtus Equity Trust

Supplement dated November 28, 2023, to the Summary Prospectuses and the Virtus Equity Trust Statutory Prospectus and Statement of Additional Information (“SAI”), each dated January 27, 2023, as supplemented

Important Notice to Investors

On November 15, 2023, the Board of Trustees of Virtus Equity Trust voted to approve a Plan of Liquidation for each of Virtus SGA Emerging Markets Growth Fund and Virtus SGA New Leaders Growth Fund, pursuant to which the Funds will be liquidated (the “Liquidation”) on or about December 28, 2023 (“Liquidation Date”).

Effective December 13, 2023, the Funds will be closed to new investors and additional investor deposits, except that purchases will continue to be accepted for defined contribution and defined benefit retirement plans, the Funds will continue to accept payroll contributions and other types of purchase transactions from both existing and new participants in such plans, and the Funds will allow reinvestment of distributions from existing shareholders. Investors should note that the Funds’ investments will be sold in anticipation of the Liquidation and may be sold in advance of December 13, 2023.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Funds for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.

Prior to the Liquidation Date, the Funds will begin engaging in business and activities for the purposes of winding down the Funds’ business affairs and transitioning some or all of the Funds’ portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Funds will no longer pursue their investment objectives or be managed in a manner consistent with their investment strategies, as stated in the Prospectuses. This is likely to impact the Funds’ performance. The impending Liquidation of the Funds may result in large redemptions, which could adversely affect the Funds’ expense ratios. Those shareholders who remain invested in the Funds during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

On the Liquidation Date, any outstanding shares of the Funds will be automatically redeemed as of the close of business, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for the same class of shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, with the exception of Class C shares which will be exchanged for Class A shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, and any contingent deferred sales charges will be waived. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund for information about that fund.

The proceeds of any redemption will be equal to the net asset value of such shares after the Funds have paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Funds must declare and distribute to shareholders any undistributed realized capital gains and all net investment income no later than the final liquidation distribution. To the extent that a Fund has experienced redemptions prior to the date the Fund distributes any realized capital gains and net investment income, the remaining shareholders at the time of the distribution(s) may bear increased tax liability due to receiving a higher proportion of the distribution(s).

Although shareholders are expected to receive proceeds of the Liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Funds (the latter payment method, “in kind”). Shareholders who receive proceeds in kind should expect (i) that the in-kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Funds’ liquidation.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VET 8019 SGA EMG & NLG Liquidation Supplement (11/2023)